Exhibit 99.2

	First-Quarter 2018 Detailed Supplemental Information

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	7,518	6,781	6,688	8,119	29,106	8,798				8,798
Equity in earnings of affiliates	200	178	196	198	772	208				208
Gain on dispositions	22	1,876	246	33	2,177	7				7
Other income (loss)	31	47	65	386	529	(52)				(52)
Total Revenues and Other Income	7,771	8,882	7,195	8,736	32,584	8,961				8,961

Costs and Expenses
Purchased commodities	3,192	2,922	2,926	3,435	12,475	3,714				3,714
Production and operating expenses*	1,291	1,325	1,222	1,324	5,162	1,171				1,171
Selling, general and administrative expenses*	97	95	110	125	427	99				99
Exploration expenses*	550	97	73	214	934	95				95
Depreciation, depletion and amortization	1,979	1,625	1,608	1,633	6,845	1,412				1,412
Impairments	175	6,294	6	126	6,601	12				12
Taxes other than income taxes	231	198	175	205	809	183				183
Accretion on discounted liabilities	95	92	89	86	362	88				88
Interest and debt expense	315	306	251	226	1,098	184				184
Foreign currency transaction losses	10	13	5	7	35	30				30
Other expense*	68	276	77	30	451	197				197
Total Costs and Expenses	8,003	13,243	6,542	7,411	35,199	7,185				7,185
Income (loss) before income taxes	(232)	(4,361)	653	1,325	(2,615)	1,776				1,776
Income tax provision (benefit)	(831)	(935)	217	(273)	(1,822)	876				876
Net Income (Loss)	599	(3,426)	436	1,598	(793)	900				900
Less: net income attributable to noncontrolling interests	(13)	(14)	(16)	(19)	(62)	(12)				(12)
Net Income (Loss) Attributable to ConocoPhillips	586	(3,440)	420	1,579	(855)	888				888

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	0.47	(2.78)	0.35	1.32	(0.70)	0.75				0.75
Diluted	0.47	(2.78)	0.34	1.32	(0.70)	0.75				0.75

Average Common Shares Outstanding (in thousands)**
Basic	1,243,280	1,236,831	1,212,454	1,192,243	1,221,038	1,179,792				1,179,792
Diluted	1,248,722	1,236,831	1,215,341	1,198,276	1,221,038	1,186,454				1,186,454
*2017 has been restated to align with current period financial statements.
**Ending Common Shares Outstanding is 1,170,066 as of Mar. 31, 2018, compared with 1,177,107 as of Dec. 31, 2017.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	6	215	159	396	776	654				654

Lower 48	(562)	(4,013)	(148)	(102)	(4,825)	398				398

Canada	(87)	1,846	243	(55)	1,947	(105)				(105)

Europe and North Africa	533	276	303	607	1,719	771				771

Asia Pacific and Middle East	392	(2,052)	452	524	(684)	653				653

Other International	(68)	(11)	(15)	282	188	(10)				(10)

Corporate and Other	(446)	(622)	(341)	(327)	(1,736)	(585)				(585)

Consolidated	(232)	(4,361)	653	1,325	(2,615)	1,776				1,776

EFFECTIVE INCOME TAX RATES

Alaska*	295.2%	7.4%	35.3%	-195.8%	-88.7%	19.9%				19.9%

Lower 48	35.5%	36.8%	34.8%	710.1%	50.9%	22.6%				22.6%

Canada	1193.9%	25.2%	-14.8%	21.9%	-31.7%	38.4%				38.4%

Europe and North Africa	67.8%	55.5%	72.0%	71.2%	67.8%	68.3%				68.3%

Asia Pacific and Middle East	36.6%	-5.2%	8.9%	11.9%	-51.4%	27.6%				27.6%

Other International	29.6%	14.2%	-27.3%	13.7%	11.3%	-336.7%				-336.7%

Corporate and Other	22.0%	31.8%	4.2%	-217.2%	-23.0%	7.5%				7.5%

Consolidated	359.0%	21.4%	33.2%	-20.5%	69.7%	49.3%				49.3%
*Alaska including taxes other than income taxes.	111.9%	32.2%	56.6%	-142.9%	-32.5%	22.4%				22.4%

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	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	(11)	199	103	1,175	1,466	524				524

Lower 48	(362)	(2,536)	(97)	624	(2,371)	308				308

Canada	948	1,379	280	(43)	2,564	(65)				(65)

Europe and North Africa	171	123	85	174	553	245				245

Asia Pacific and Middle East	236	(2,172)	396	442	(1,098)	461				461

Other International	(48)	(9)	(20)	244	167	(44)				(44)

Corporate and Other	(348)	(424)	(327)	(1,037)	(2,136)	(541)				(541)

Consolidated	586	(3,440)	420	1,579	(855)	888				888

SPECIAL ITEMS

Alaska	(110)	32	-	892	814	79				79

Lower 48	(33)	(2,464)	(40)	610	(1,927)	(8)				(8)

Canada	977	1,366	304	(5)	2,642	-				-

Europe and North Africa	-	41	-	12	53	-				-

Asia Pacific and Middle East	-	(2,384)	83	74	(2,227)	-				-

Other International	(28)	-	-	275	247	(34)				(34)

Corporate and Other	(43)	(209)	(125)	(819)	(1,196)	(285)				(285)

Consolidated	763	(3,618)	222	1,039	(1,594)	(248)				(248)
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	99	167	103	283	652	445				445

Lower 48	(329)	(72)	(57)	14	(444)	316				316

Canada	(29)	13	(24)	(38)	(78)	(65)				(65)

Europe and North Africa	171	82	85	162	500	245				245

Asia Pacific and Middle East	236	212	313	368	1,129	461				461

Other International	(20)	(9)	(20)	(31)	(80)	(10)				(10)

Corporate and Other	(305)	(215)	(202)	(218)	(940)	(256)				(256)

Consolidated	(177)	178	198	540	739	1,136				1,136

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	44.9%	22.3%	35.3%	28.8%	31.5%	19.5%				19.5%

Lower 48	35.5%	37.9%	39.2%	28.3%	36.6%	22.5%				22.5%

Canada	50.9%	-83.2%	34.7%	31.0%	46.0%	38.4%				38.4%

Europe and North Africa	67.8%	70.4%	72.0%	71.7%	70.3%	68.3%				68.3%

Asia Pacific and Middle East	36.6%	31.9%	27.2%	26.0%	29.9%	27.6%				27.6%

Other International	20.4%	14.2%	-27.3%	16.9%	9.9%	0.7%				0.7%

Corporate and Other	21.1%	39.2%	22.7%	30.4%	28.5%	13.8%				13.8%

Consolidated	232.5%	45.2%	57.7%	49.5%	61.6%	41.8%				41.8%

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	2017					2018
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Impairments	(174)	-	-	-	(174)	-				-
Pending claims and settlements	-	-	-	-	-	101				101
Subtotal before income taxes	(174)	-	-	-	(174)	101				101
Income tax provision (benefit)[1]	(64)	(32)	-	(892)	(988)	22				22
Total	(110)	32	-	892	814	79				79

Lower 48
Restructuring	-	(15)	(3)	1	(17)	-				-
Impairments	(51)	(3,882)	(2)	(122)	(4,057)	(10)				(10)
Gain (loss) on asset sales	-	-	(50)	-	(50)	-				-
Subtotal before income taxes	(51)	(3,897)	(55)	(121)	(4,124)	(10)				(10)
Income tax provision (benefit)[1]	(18)	(1,433)	(15)	(731)	(2,197)	(2)				(2)
Total	(33)	(2,464)	(40)	610	(1,927)	(8)				(8)

Canada
Gain (loss) on asset sales	-	1,855	281	-	2,136	-				-
Impairments	-	(18)	-	-	(18)	-				-
Restructuring	(27)	1	-	-	(26)	-				-
Subtotal before income taxes	(27)	1,838	281	-	2,092	-				-
Income tax provision (benefit)[2]	(1,004)	472	(23)	5	(550)	-				-
Total	977	1,366	304	(5)	2,642	-				-

Europe and North Africa
Impairments	-	-	-	33	33	-				-
Subtotal before income taxes	-	-	-	33	33	-				-
Income tax provision (benefit)[3]	-	(41)	-	21	(20)	-				-
Total	-	41	-	12	53	-				-

Asia Pacific and Middle East
Impairments	-	(2,384)	-	-	(2,384)	-				-
Subtotal before income taxes	-	(2,384)	-	-	(2,384)	-				-
Income tax provision (benefit)[4]	-	-	(83)	(74)	(157)	-				-
Total	-	(2,384)	83	74	(2,227)	-				-

Other International
Pending claims and settlements	-	-	-	320	320	-				-
Rig termination	(43)	-	-	-	(43)	-				-
Subtotal before income taxes	(43)	-	-	320	277	-				-
Income tax provision (benefit)[5]	(15)	-	-	45	30	34				34
Total	(28)	-	-	275	247	(34)				(34)

Corporate and Other
Pension settlement expense	(60)	(36)	(20)	(14)	(130)	-				-
Pending claims and settlements	-	2	(9)	17	10	34				34
Premiums on early debt retirement	-	(234)	(51)	(17)	(302)	(206)				(206)
Unrealized loss on CVE equity	-	-	-	-	-	(116)				(116)
Subtotal before income taxes	(60)	(268)	(80)	(14)	(422)	(288)				(288)
Income tax provision (benefit)[4]	(17)	(59)	45	805	774	(3)				(3)
Total	(43)	(209)	(125)	(819)	(1,196)	(285)				(285)

Total Company	763	(3,618)	222	1,039	(1,594)	(248)				(248)
[1]Includes deferred tax adjustment in 2Q 2017 in Lower 48 and Alaska; pending claims and settlements in 2Q 2017 in Alaska; and 4Q 2017 U.S. Tax Reform.
[2]Includes tax adjustment related to Canadian disposition in 1Q 2017; tax benefit related to our prior decision to exit Nova Scotia deepwater exploration in 3Q 2017; and 4Q 2017 U.S. Tax Reform.
[3]Includes pending claims and settlements in 2Q 2017; 4Q 2017 deferred tax adjustment in U.K.; and 4Q 2017 U.S. Tax Reform.
[4]Includes pending claims and settlements in 3Q 2017 and 4Q 2017 U.S. Tax Reform.
[5]Includes 4Q 2017 U.S. Tax Reform and 1Q 2018 Nigeria tax settlement.

3 of 8

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	599	(3,426)	436	1,598	(793)	900				900
Depreciation, depletion and amortization	1,979	1,625	1,608	1,633	6,845	1,412				1,412
Impairments	175	6,294	6	126	6,601	12				12
Dry hole costs and leasehold impairments	406	22	7	131	566	20				20
Accretion on discounted liabilities	95	92	89	86	362	88				88
Deferred taxes	(1,314)	(1,234)	(222)	(911)	(3,681)	65				65
Undistributed equity earnings	(43)	(78)	(72)	(39)	(232)	(34)				(34)
Gain on dispositions	(22)	(1,876)	(246)	(33)	(2,177)	(7)				(7)
Other	(47)	222	(542)	(62)	(429)	29				29
Net working capital changes	(38)	110	(9)	(48)	15	(86)				(86)
Net Cash Provided by Operating Activities	1,790	1,751	1,055	2,481	7,077	2,399				2,399

Cash Flows from Investing Activities
Capital expenditures and investments	(966)	(1,020)	(1,088)	(1,517)	(4,591)	(1,535)				(1,535)
Working capital changes associated with investing activities	(26)	(87)	95	150	132	28				28
Proceeds from asset dispositions	35	10,707	2,998	120	13,860	169				169
Net sales (purchases) of short-term investments	(203)	(2,450)	70	793	(1,790)	1,593				1,593
Long-term collections from (advances to)
related parties and other investments	186	47	(67)	(15)	151	(333)				(333)
Net Cash Provided by (Used in) Investing Activities	(974)	7,197	2,008	(469)	7,762	(78)				(78)

Cash Flows from Financing Activities
Repayment of debt	(839)	(3,240)	(2,515)	(1,282)	(7,876)	(2,888)				(2,888)
Issuance of company common stock	(46)	(17)	(2)	2	(63)	(18)				(18)
Repurchase of company common stock	(112)	(963)	(970)	(955)	(3,000)	(500)				(500)
Dividends paid	(331)	(331)	(324)	(319)	(1,305)	(338)				(338)
Other	(16)	(48)	(16)	(32)	(112)	(32)				(32)
Net Cash Provided by (Used in) Financing Activities	(1,344)	(4,599)	(3,827)	(2,586)	(12,356)	(3,776)				(3,776)

Effect of Exchange Rate Changes	27	76	141	(12)	232	125				125

Net Change in Cash, Cash Equivalents and Restricted Cash	(501)	4,425	(623)	(586)	2,715	(1,330)				(1,330)
Cash, cash equivalents and restricted cash at beginning of period*	3,610	3,109	7,534	6,911	3,610	6,536				6,536
Cash, Cash Equivalents and Restricted Cash at End of Period	3,109	7,534	6,911	6,325	6,325	5,206				5,206
*2018 Cash, cash equivalents and restricted cash at beginning of period has been restated to include $211MM of restricted cash.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	228	229	179	179	815	263				263

Lower 48	343	383	508	902	2,136	751				751

Canada	62	85	33	22	202	173				173

Europe and North Africa	200	212	245	215	872	216				216

Asia Pacific and Middle East	109	93	114	166	482	99				99

Other International	5	5	7	4	21	1				1

Corporate and Other	19	13	2	29	63	32				32
Total Capital Expenditures and Investments	966	1,020	1,088	1,517	4,591	1,535				1,535

4 of 8

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,593	1,437	1,226	1,256	1,377	1,269				1,269

Crude Oil (MBD)
Consolidated operations	588	576	568	608	585	621				621
Equity affiliates	13	14	14	14	14	15				15
Total	601	590	582	622	599	636				636
Over (under) lifting of crude oil (MBD)	36	28	11	13	22	15				15

NGL (MBD)
Consolidated operations	127	119	87	84	104	88				88
Equity affiliates	7	8	8	5	7	8				8
Total	134	127	95	89	111	96				96

Bitumen (MBD)
Consolidated operations	52	52	63	67	59	66				66
Equity affiliates	171	85	-	-	63	-				-
Total	223	137	63	67	122	66				66

Natural Gas (MMCFD)
Consolidated operations	2,874	2,484	1,878	1,833	2,263	1,775				1,775
Equity affiliates	935	1,015	1,040	1,035	1,007	1,053				1,053
Total	3,809	3,499	2,918	2,868	3,270	2,828				2,828

Industry Prices
Crude Oil ($/BBL)
WTI	51.83	48.24	48.16	55.35	50.90	62.88				62.88
WCS	37.25	37.12	38.22	43.08	38.92	38.60				38.60
Brent dated	53.78	49.83	52.09	61.39	54.27	66.76				66.76
JCC ($/BBL)	47.21	54.95	53.16	49.87	51.30	58.62				58.62
Natural Gas ($/MMBTU)
Henry Hub first of month	3.32	3.19	2.99	2.93	3.11	3.01				3.01

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	50.86	48.11	49.31	58.95	51.89	65.47				65.47
Equity affiliates	55.58	50.55	52.29	60.52	54.76	66.50				66.50
Total	50.97	48.16	49.39	58.99	51.96	65.49				65.49

NGL ($/BBL)
Consolidated operations	23.81	19.97	22.50	32.08	24.21	26.68				26.68
Equity affiliates	43.20	34.49	35.94	44.06	38.74	43.99				43.99
Total	24.87	20.99	23.82	32.79	25.22	28.37				28.37

Bitumen ($/BBL)
Consolidated operations	15.63	19.28	24.19	25.20	21.43	14.06				14.06
Equity affiliates	23.63	24.19	-	-	23.83	-				-
Total	21.56	22.42	24.19	25.20	22.66	14.06				14.06

Natural Gas ($/MCF)
Consolidated operations	3.78	3.64	3.88	4.80	3.97	5.18				5.18
Equity affiliates	4.00	4.29	4.51	4.25	4.27	5.04				5.04
Total	3.84	3.83	4.11	4.59	4.07	5.13				5.13

Exploration Expenses ($ Millions)
Dry holes	343	14	(3)	76	430	15				15
Leasehold impairment	63	8	10	55	136	5				5
Total noncash expenses	406	22	7	131	566	20				20
Other (G&A, G&G and lease rentals)*	144	75	66	83	368	75				75
Total exploration expenses*	550	97	73	214	934	95				95

U.S. exploration expenses*	427	43	38	152	660	66				66
International exploration expenses*	123	54	35	62	274	29				29
*2017 has been restated to align with current period financial statements.

DD&A ($ Millions)
Alaska	234	216	188	208	846	185				185
Lower 48	819	666	612	627	2,724	498				498
Canada	196	70	84	89	439	91				91
Europe and North Africa	346	318	317	286	1,267	285				285
Asia Pacific and Middle East	350	321	374	390	1,435	327				327
Other International	-	-	-	-	-	-				-
Corporate and Other	34	34	33	33	134	26				26
Total DD&A	1,979	1,625	1,608	1,633	6,845	1,412				1,412

5 of 8

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	175	169	154	173	167	174				174
Lower 48	176	179	175	191	180	197				197
Canada	6	3	1	2	3	2				2
Norway	103	99	95	90	97	89				89
United Kingdom	28	26	23	24	25	29				29
Libya	9	11	23	34	20	40				40
Europe and North Africa	140	136	141	148	142	158				158
Australia/Timor-Leste	7	6	6	6	6	4				4
China	41	38	37	35	38	37				37
Indonesia	2	2	2	2	2	2				2
Malaysia	41	43	52	51	47	47				47
Equity affiliates	13	14	14	14	14	15				15
AP/ME	104	103	111	108	107	105				105
Total	601	590	582	622	599	636				636

NGL (MBD)
Alaska	15	14	11	15	14	16				16
Lower 48	75	79	64	58	69	60				60
Canada	23	13	1	-	9	-				-
Norway	4	4	4	4	4	4				4
United Kingdom	5	5	3	3	4	4				4
Europe and North Africa	9	9	7	7	8	8				8
Australia/Timor-Leste	5	4	4	4	4	4				4
Equity affiliates	7	8	8	5	7	8				8
AP/ME	12	12	12	9	11	12				12
Total	134	127	95	89	111	96				96

Bitumen (MBD)
Consolidated operations	52	52	63	67	59	66				66
Equity affiliates	171	85	-	-	63	-				-
Total	223	137	63	67	122	66				66

Natural Gas (MMCFD)
Alaska	7	7	5	7	7	7				7
Lower 48	1,116	1,142	765	576	898	568				568
Canada	488	247	10	12	187	13				13
Norway	213	188	193	206	200	208				208
United Kingdom	328	284	209	284	276	309				309
Libya	3	4	6	20	8	31				31
Europe and North Africa	544	476	408	510	484	548				548
Australia/Timor-Leste	284	260	241	286	267	295				295
Indonesia	327	276	323	305	308	307				307
Malaysia	108	76	126	137	112	37				37
Equity affiliates	935	1,015	1,040	1,035	1,007	1,053				1,053
AP/ME	1,654	1,627	1,730	1,763	1,694	1,692				1,692
Total	3,809	3,499	2,918	2,868	3,270	2,828				2,828

Total (MBOED)
Alaska	191	184	166	189	182	191				191
Lower 48	437	448	366	345	399	352				352
Consolidated operations	162	109	67	71	102	70				70
Equity affiliates	171	85	-	-	63	-				-
Canada	333	194	67	71	165	70				70
Norway	143	134	131	128	134	128				128
United Kingdom	88	78	61	75	75	85				85
Libya	9	12	24	37	21	45				45
Europe and North Africa	240	224	216	240	230	258				258
Australia/Timor-Leste	59	53	50	58	55	57				57
China	41	38	37	35	38	37				37
Indonesia	57	48	56	52	53	53				53
Malaysia	59	56	73	74	66	53				53
Equity affiliates	176	192	195	192	189	198				198
AP/ME	392	387	411	411	401	398				398
Total	1,593	1,437	1,226	1,256	1,377	1,269				1,269

6 of 8

	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	52.09	49.95	50.53	60.68	53.33	68.31				68.31
Lower 48	45.89	43.38	45.29	54.27	47.36	61.99				61.99
Canada	43.82	43.35	-	-	43.69	-				-
Norway	54.14	51.19	51.94	62.28	54.61	65.84				65.84
United Kingdom	50.09	51.72	46.88	57.63	51.85	64.27				64.27
Libya	52.98	48.77	51.00	60.82	55.11	65.90				65.90
Europe and North Africa	53.34	50.98	51.05	61.04	54.21	65.57				65.57
Australia/Timor-Leste	53.85	49.43	50.35	63.35	54.10	70.71				70.71
China	50.31	46.00	49.09	58.07	50.91	62.49				62.49
Indonesia	42.45	37.44	38.89	75.00	47.09	58.60				58.60
Malaysia	58.13	52.64	54.66	64.54	57.59	70.42				70.42
AP/ME	53.74	49.28	52.06	62.09	54.38	67.07				67.07
Total consolidated operations	50.86	48.11	49.31	58.95	51.89	65.47				65.47
Equity affiliates	55.58	50.55	52.29	60.52	54.76	66.50				66.50
Total	50.97	48.16	49.39	58.99	51.96	65.49				65.49

NGL ($/BBL)
Consolidated operations
Lower 48	22.07	18.99	20.72	28.41	22.20	24.57				24.57
Canada	21.32	20.96	-	-	21.51	-				-
Norway	31.77	24.24	28.86	40.56	34.14	32.58				32.58
United Kingdom	30.32	25.32	33.07	43.60	33.98	33.43				33.43
Europe and North Africa	31.21	24.88	31.16	41.74	34.07	32.98				32.98
Australia/Timor-Leste	42.96	34.54	35.74	49.26	41.37	44.36				44.36
AP/ME	42.96	34.54	35.74	49.26	41.37	44.36				44.36
Total consolidated operations	23.81	19.97	22.50	32.08	24.21	26.68				26.68
Equity affiliates	43.20	34.49	35.94	44.06	38.74	43.99				43.99
Total	24.87	20.99	23.82	32.79	25.22	28.37				28.37

Bitumen ($/BBL)
Consolidated operations	15.63	19.28	24.19	25.20	21.43	14.06				14.06
Equity affiliates	23.63	24.19	-	-	23.83	-				-
Total	21.56	22.42	24.19	25.20	22.66	14.06				14.06

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.53	1.43	4.55	2.59	2.72	2.51				2.51
Lower 48	2.83	2.72	2.63	2.68	2.73	2.76				2.76
Canada	1.95	2.00	-	-	1.93	-				-
Norway	5.52	4.87	5.00	6.59	5.54	7.32				7.32
United Kingdom	6.07	4.99	5.20	6.89	5.84	7.58				7.58
Libya	-	-	0.09	3.68	3.53	5.62				5.62
Europe and North Africa	5.86	4.95	5.09	6.65	5.70	7.38				7.38
Australia/Timor-Leste*	0.57	0.77	0.64	0.61	0.65	0.62				0.62
Indonesia	6.52	6.34	5.81	6.38	6.26	6.61				6.61
Malaysia	2.82	3.07	3.30	3.16	3.10	2.78				2.78
AP/ME	4.96	5.05	4.63	5.27	4.98	5.57				5.57
Total consolidated operations	3.78	3.64	3.88	4.80	3.97	5.18				5.18
Equity affiliates	4.00	4.29	4.51	4.25	4.27	5.04				5.04
Total	3.84	3.83	4.11	4.59	4.07	5.13				5.13
*Excludes transfers to Darwin LNG plant.

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	2017					2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(348)	(424)	(327)	(1,037)	(2,136)	(541)				(541)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(253)	(174)	(176)	(136)	(739)	(160)				(160)
Corporate G&A expenses*	(51)	(39)	(42)	(61)	(193)	(50)				(50)
Technology**	9	-	20	(9)	20	(10)				(10)
Other*	(53)	(211)	(129)	(831)	(1,224)	(321)				(321)
Total	(348)	(424)	(327)	(1,037)	(2,136)	(541)				(541)
*2017 has been restated to align with current period financial statements.
**Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(340)	(336)	(282)	(259)	(1,217)	(221)				(221)
Capitalized interest	25	30	31	33	119	37				37
Interest revenue	11	17	29	43	100	22				22
Total	(304)	(289)	(222)	(183)	(998)	(162)				(162)

Debt
Total debt ($ Millions)	26,435	23,468	21,004	19,703	19,703	17,046				17,046
Debt-to-capital ratio (%)	43%	43%	41%	39%	39%	36%				36%

Equity ($ Millions)	35,601	30,499	30,712	30,801	30,801	30,718				30,718

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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